UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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BENCHMARK ELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Benchmark Mails Letter to Shareholders

Urges Shareholders to Vote Today “FOR” the Company’s Highly Qualified Director Nominees on the WHITE Proxy Card

ANGLETON, Texas, May 4, 2016 -- Benchmark Electronics, Inc. (NYSE: BHE) today announced that it has mailed a letter to shareholders in connection with its upcoming 2016 Annual Meeting of Shareholders.

The full text of the letter follows:

BENCHMARK HAS THE RIGHT BOARD, THE RIGHT MANAGEMENT AND
THE RIGHT STRATEGY TO ENHANCE VALUE FOR ALL SHAREHOLDERS

PROTECT YOUR INVESTMENT IN BENCHMARK – VOTE THE ENCLOSED WHITE PROXY CARD TODAY
 FOR THE DIRECTOR NOMINEES NOMINATED BY YOUR BOARD OF DIRECTORS

May 4, 2016

Fellow Benchmark Shareholder:

Benchmark’s 2016 Annual Meeting of Shareholders is just a few days away.  You have a clear choice that will affect the future of the Company and the value of your investment.  It is important that shareholders vote as soon as possible – no matter how many or how few shares you own.  Time is running short.  To ensure your vote is received in time to support your Board of Directors, we urge you to vote the WHITE proxy card today by telephone or by internet.

VOTE THE WHITE PROXY CARD FOR THE BENCHMARK BOARD
THAT IS CREATING LONG-TERM VALUE AND DELIVERING RESULTS

✓	Vote “FOR” Benchmark’s track record of solid execution under the leadership of the Board and management, which has resulted in a strong valuation relative to peers

✓	Vote “FOR” your Board’s successful execution of its strategy to transition its revenue mix toward higher-value markets

✓	Vote “FOR” your Board’s disciplined, balanced and shareholder-friendly approach to capital allocation and its commitment to return greater than 50% of free cash flow to shareholders

✓	Vote “FOR” your highly qualified, experienced and independent directors who possess critical knowledge of Benchmark and whose interests are fully aligned with those of all shareholders

✓	Vote “FOR” Benchmark’s best-in-class corporate governance

✓	Vote “FOR” a pay-for-performance executive compensation culture that strongly aligns the interests of management with those of all shareholders

DO NOT BE MISLED OR TEMPTED BY ENGAGED CAPITAL’S FLAWED ANALYSIS AND CAMPAIGN OF MISINFORMATION

ENGAGED CAPITAL HAS NO CREDIBLE PLAN TO ENHANCE VALUE FOR BENCHMARK SHAREHOLDERS

ENGAGED CAPITAL’S NOMINEES LACK RELEVANT EXPERIENCE AND ARE NOT QUALIFIED TO SERVE ON YOUR BOARD

Electing Engaged Capital’s inexperienced and underqualified nominees at the upcoming Annual Meeting presents significant risks to the value of your investment in Benchmark. We believe that Engaged Capital’s nominees, if elected, would seek to advance Engaged Capital’s uninformed, misguided and short-term focused plans for the Company at the expense of all other Benchmark shareholders.  Electing Engaged Capital’s nominees would undermine the important progress under the guidance and leadership of your Board and management in executing the Company’s strategy.

In sharp contrast, Benchmark is led by an experienced, independent and highly qualified Board that is actively supervising the execution of the Company’s strategy to enhance value for all Benchmark shareholders.

PROTECT YOUR INVESTMENT IN BENCHMARK

VOTE FOR BENCHMARK’S BOARD ON THE WHITE PROXY CARD TODAY!

Whether or not you plan to attend the Annual Meeting, you have an opportunity to protect your investment in Benchmark by voting the WHITE proxy card.  We urge you to vote today by telephone, by internet, or by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided.  Please do not return or otherwise vote any blue proxy card sent to you by Engaged Capital.  If you have already sent back the blue card, you can still change your vote by using the enclosed WHITE proxy card to support your Board’s highly qualified director nominees.

On behalf of your Board of Directors, we thank you for your continued support.

Sincerely,

David W. Scheible	Gayla J. Delly
Chairman of the Board of Directors	President and Chief Executive Officer

If you have questions or need assistance voting your shares please contact:

105 Madison Avenue
New York, New York 10016
Proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885

About Benchmark Electronics, Inc.
Benchmark provides integrated manufacturing, design and engineering services to original equipment manufacturers of industrial equipment (including equipment for the aerospace and defense industries), telecommunication equipment, computers and related products for business enterprises, medical devices, and test and instrumentation products.  Benchmark's global operations include facilities in seven countries, and its common shares trade on the New York Stock Exchange under the symbol BHE.

Forward-Looking Statements
This letter contains forward-looking statements within the scope of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “expect,” “estimate,” “anticipate,” “predict” and similar expressions, and the negatives thereof, often identify forward-looking statements, which are not limited to historical facts. Our forward-looking statements include, among other things: guidance for 2016; statements, express or implied, concerning future operating results or margins; the ability to generate sales, income or cash flow; the benefits of the Secure acquisition and our ability to continue share repurchases; and Benchmark’s business and growth strategies and expected growth and performance. Although Benchmark believes these statements are based upon reasonable assumptions, they involve risks and uncertainties relating to our operations, markets and business environment generally. If one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All forward-looking statements included in this letter are based upon information available to Benchmark as of the date of this document, and the Company assumes no obligation to update them. Readers are advised to consult further disclosures on related subjects, particularly in Item 1A, “Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2015, in its other filings with the U.S. Securities and Exchange Commission (the “SEC”) and in its press releases.

Additional Information and Where to Find It
Benchmark has filed a definitive proxy statement with the SEC with respect to the 2016 Annual Meeting and has mailed the definitive proxy statement and accompanying white proxy card to its shareholders. Benchmark shareholders are strongly encouraged to read the definitive proxy statement, the accompanying white proxy card and other documents filed with the SEC carefully in their entirety when they become available because they contain (or will contain) important information. Benchmark, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Benchmark shareholders in connection with the matters to be considered at Benchmark’s 2016 Annual Meeting. Information about Benchmark’s directors and executive officers is available in Benchmark’s definitive proxy statement for its 2016 Annual Meeting. Shareholders may obtain a free copy of the definitive proxy statement and any other documents filed by Benchmark with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also are available free of charge on Benchmark’s website at www.bench.com under “Investor Relations – Annual Reports” or by contacting Benchmark Investor Relations at (979) 849-6550.